February 20, 2015

TOUCHSTONE STRATEGIC TRUST

Touchstone Capital Growth Fund

Supplement to the Prospectus and Summary Prospectus

dated October 30, 2014

IMPORTANT NOTICE REGARDING CHANGES TO

TOUCHSTONE CAPITAL GROWTH FUND

As the investment advisor to Touchstone mutual funds, Touchstone Advisors, Inc. (“Touchstone”) regularly monitors each fund’s sub-advisor via a rigorous, five-part evaluation process.  Based on the application of this process, Touchstone proposed the replacement of the current sub-advisor of the Touchstone Capital Growth Fund (the “Fund”), Ashfield Capital Partners, LLC (“Ashfield”), to the Board of Trustees of Touchstone Strategic Trust (the “Board”) at a meeting held on February 12, 2015.  The Board approved The London Company of Virginia, LLC d/b/a The London Company (“The London Company”) as sub-advisor of the Fund, to take effect on or about May 1, 2015.  The Board also approved Russell Implementation Services, Inc. (“Russell”) as interim sub-advisor to the Fund during the period from February 20, 2015 through April 30, 2015.  Russell will manage the Fund to its existing benchmark, the Russell 1000 Growth Index, during this interim period.  Wayne A. Hollister, Senior Portfolio Manager at Russell, will serve as portfolio manager during this interim period.

At close of business on February 19, 2015, all references to Ashfield as sub-advisor of the Fund in the summary prospectus and prospectus are deleted and replaced with Russell Implementation Services, Inc.  Russell has been providing transition management services to clients since 1992.  Russell has transitioned nearly $2.3 trillion in assets for clients in over 2,400 transition events in the last three calendar years.  These clients had investment strategies spanning across various mandates.  Since 2003, Russell has managed over 112 mandates for periods from three months to over three years.  As of December 2014, Russell was managing 18 mandates with $4.1 billion in assets across a broad range of asset classes.  Specific to interim management engagements, Russell has handled 111 assignments with over $40 billion in assets under management.

Subsequently, at the close of business on April 30, 2015, all references to Russell as sub-advisor of the Fund in the summary prospectus and prospectus are deleted and replaced with The London Company.  The London Company is a registered investment advisor with over $9.0 billion in assets under management ($18.0 billion total assets including model assets) as of December 31, 2014.  It was founded by Stephen M. Goddard as the dedicated equity advisor to First Colony Corporation, a publicly traded life insurance company.  Today, the Richmond, Virginia based company provides large cap, income equity, small cap, small-mid cap, concentrated large cap, and mid cap equity portfolio management services to a diverse mix of corporations, trusts, foundations, endowments, pensions, banks, individuals, and mutual fund accounts.

The Board also approved changes to the Fund’s Principal Investment Strategies, Principal Risks and Management which are discussed below and will become effective at the close of business on April 30, 2015.  The London Company will manage the Capital Growth Fund in accordance with its Large Cap strategy.  The London Company’s strategy focuses on large-cap companies, and its investment style is a core investment style, which is typically defined as a blend between value and growth. Shareholders of the Fund will receive an Information Statement providing more information about The London Company prior to The London Company assuming its responsibilities as sub-advisor to the Fund.

The Fund’s Principal Investment Strategies

The section entitled “The Fund’s Principal Investment Strategies” is replaced with the following:

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization U.S. listed companies.  This is a non-fundamental investment policy that the Fund can change upon 60-day prior notice to shareholders.  For purposes of the Fund, a large capitalization company has a market capitalization within the range represented in the Russell 1000® Index (between $2.2 billion and $545 billion as of May 31, 2014) at the time of purchase.  The size of the companies in the Russell 1000® Index will change with market conditions.

The Fund’s sub-advisor, The London Company of Virginia, LLC d/b/a/ The London Company (the “Sub-Advisor”) seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values.  Guiding principles of the Sub-Advisor’s large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns.  The Sub-Advisor utilizes a bottom-up approach in the security selection process.  The Sub-Advisor screens a large-cap universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, and free cash flow yield.  The Sub-Advisor seeks companies that are trading at a 30-40% discount to intrinsic value.  The Sub-Advisor looks at a company’s corporate governance structure and management incentives to try to ascertain whether management’s interests are aligned with shareholders’ interests.  The Sub-Advisor seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value.  Securities are ultimately added to the Fund when the Sub-Advisor determines that the risk/reward profile of the security has made it attractive to warrant purchase.

The Fund is non-diversified and will typically hold approximately 30 to 40 securities.  The Sub-Advisor invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.

The Sub-Advisor generally sells a security when: it becomes overvalued and has reached its price target; the issuer’s fundamentals deteriorate; there is significant trading activity by insiders; or there is a more promising alternative.  The Sub-Advisor may also sell a security to adjust the Fund’s overall portfolio risk.

The Fund’s Principal Risks

The following risks are removed from the section entitled, “The Fund’s Principal Risks”: Preferred Stock Risk, Growth Investing Risk and Sector Focus Risk.

The Fund’s Management

The table setting forth information about the Fund’s sub-advisor in the section “The Fund’s Management” is replaced with the following:

Sub-Advisor	Portfolio Manager	Investment Experience with the Fund	Primary Title with Sub-Advisor
London Company of Virginia d/b/a/ The London Company	Stephen Goddard, CFA	Managing the Fund since May 1, 2015	President, CIO and Lead Portfolio Manager

Proposed Merger

The Board also approved, subject to approval by the shareholders of the Fund, the reorganization (the “Reorganization”) of the Fund into the Touchstone Large Cap Fund, a series of the Trust (the “Large Cap Fund,” and collectively with the Fund, the “Funds”), pursuant to an agreement and plan of reorganization (the “Agreement”).  The Large Cap Fund is sub-advised by The London Company in accordance with The London Company’s Large Cap strategy.  A special meeting of shareholders of the Fund is expected to be held to consider the Agreement.  A proxy statement/prospectus containing more information regarding the Reorganization will be mailed to shareholders in advance of the meeting.  If the Agreement is approved at the special meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place before the end of the third quarter.

This supplement is not a solicitation of any proxy.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-54BB-TST-TSCGX-S2-1502